Exhibit 4.1

NUMBER BEYOND MEAT® SHARES INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 08862E 10 9 THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.0001 PAR VALUE, OF BEYOND MEAT, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dated: /s/illegible CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY /s/illegible CHIEF EXECUTIVE OFFICER AND PRESIDENT COUNTERSIGNED AND REGISTERED: EQUINITI TRUST COMPANY TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. The following abbreviations, when used is the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common COM PROP - as community property UNIF GIFT MIN ACT ______________ Custodian ______________ (Cust) (Minor) under Uniform Gifts to Minors Act ________________________ (State) UNIF TRF MIN ACT _____________ Custodian (until age ________) (Cust) ___________________ under Uniform Transfers (Minor) to Minors Act _______________________ (State) Additional abbreviations may also be used though not in the above list. For value received ______ hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OR ASSIGNEE _________________________________________________________________________________________________________(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) ___________________________________________________________________________________________________________________________________________________________________ Shares of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated ___________ X________________________ X __________________________ NOTICE: THE
SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTORY PUBLIC ARE NOT ACCEPTABLE.